Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of City Network, Inc. (the "Registrant") on Form 10-KSB for the ten months ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Yun-Yi Tseng, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C.
Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of and for the period covered by the Report.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.


                                         /s/ Yun-Yi Tseng
                                         --------------------------------
                                         Yun-Yi Tseng
April 17, 2006                           Chief Financial Officer